EXHIBIT 99.7

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company

	Statement Number:	64	Page 1 of 3
Chapter 11	For the Period FROM:	2/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	2/28/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,783,894.97	$8,434,281.69	$801,863.03

B. Less: Total Disbursements per all Prior Statements		$8,720,014.84	$8,374,670.89	$21,140.52

C. Beginning Balance		$1,332,213.34	$125,567.01	$780,722.51

D. Receipts during Current Period
Description
2/9/2007	Malvis			$1,680.00
2/14/2007	Wire Transfer		$45,000.00
2/14/2007	Daro Films	$75,462.79
2/20/2007	Force Entertainment			$7,980.00
2/20/2007	Compact Collections	$16,666.80
2/28/2007	interest	$5,465.87

TOTAL RECEIPTS THIS PERIOD		$97,595.46	$45,000.00	$9,660.00	—

E. Balance Available (C plus D)		$1,429,808.80	$170,567.01	$790,382.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 64	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
2/2/2007		ADP Fees		$84.00
2/8/2007	38698	Accurate Express		$23.00
2/8/2007	38699	Bonded Services, Inc		$6,585.03
2/8/2007	38700	ITE Solutions		$575.00
2/8/2007	38701	Register of Copyrights		$145.00
2/8/2007	38702	Stutman Treister & Glatt		$19,927.48
2/8/2007	38703	United States Trustee		$250.00
2/8/2007	38704	United States Trustee		$3,750.00
2/8/2007	38705	United States Trustee		$$250.00
2/8/2007	38706	United States Trustee		$250.00
2/8/2007	38707	United States Trustee		$250.00
2/8/2007	38708	United States Trustee		$250.00
2/8/2007	38709	United States Trustee		$250.00
2/8/2007	38710	United States Trustee		$250.00
2/8/2007	38711	United States Trustee		$250.00
2/9/2007	38712	USI of Southern California		$2,940.00
2/9/2007		ADP Fees		$112.69
2/13/2007		ADP Taxes		$8,462.98
2/13/2007	8377	Payroll		$1,393.65
2/13/2007	8378	Payroll		$7,640.85
2/13/2007	8379	Payroll		$1,628.87
2/13/2007	8380	Payroll		$2,888.19
2/14/2007		Wire Transfer	$45,000.00
2/15/2007	38713	Blue Shield of California		$387.00
2/15/2007	38714	ITE Solutions		$365.00
2/15/2007	38715	Recall		$1,053.28
2/15/2007		Service Charge		$127.07
2/22/2007		ADP Fees		$262.78
2/23/2007		ADP Fees		$112.69
2/23/2007	38716	Arrowhead		$26.21
2/23/2007	38717	Accurate Express		$11.50
2/23/2007	38718	Bowne of Los Angeles, Inc		$726.00
2/23/2007	38719	Health Net		$4,644.70
2/23/2007	38720	Kevin Marino		$320.58
2/23/2007	38721	Alice P.Neuhauser		$438.61
2/23/2007	38722	New Beginnings Enterprises		$4,174.95
2/23/2007	38723	New Wave Entertainment		$23.60
2/27/2007		ADP Taxes		$6,678.24
2/27/2007	8381	Payroll		$1,393.65
2/27/2007	8382	Payroll		$6,206.80
2/27/2007	8383	Payroll		$1,628.87
2/27/2007	8384	Payroll		$2,888.20
2/28/2007		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$45,000.00	$89,626.47	$50.00	—

G. Ending Balance (E less F)			$1,384,808.80	$80,940.54	$790,332.51	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 64	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account			$731.10
Bank of Scotland — Pinocchio		936582	£463,186.58	Pound Sterling	Time Deposit
Bank of Scotland — Basil		936582	£230,104.62	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio		10747301	$—	Pound Sterling
Edge Entertainment		1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture		178-71491-7	$95,381.96
BLT Venture		16-524173-1101	$330.45
KL MDP Sensation		60-066-930	$—
KL\7 Venture		1890-69-6360	$31,613.24
Denial Venture		1890-69-6501	$162,899.14
Cracker LLC		1891-04-1665	$732.79
Swing		323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession